                                     [PHOTO]

                                                 Annual Report November 30, 2000

Oppenheimer
QUEST GLOBAL VALUE FUND, INC.(SM)

                                                         [OPPENHEIMERFUNDS LOGO]
                                                         THE RIGHT WAY TO INVEST

REPORT HIGHLIGHTS

         CONTENTS
      1  President's Letter

      3  An Interview with
         your Fund's
         Managers

      7  Fund Performance

     12  FINANCIAL
         STATEMENTS

     30  INDEPENDENT
         AUDITORS' REPORT

     31  Federal
         Income Tax
         Information

     32  Officers and Directors

AS ALWAYS, CAPITAL APPRECIATION WAS AN IMPORTANT OBJECTIVE, which we pursued by owning quality undervalued businesses worldwide.

Even though global markets by and large experienced declines, A NUMBER OF OUR HOLDINGS TURNED IN RESPECTABLE RESULTS FOR THE PERIOD.

OVERALL RETURNS WERE DAMPENED BY CONTINUED WEAKNESS IN THE EURO.

--------------------------------------------------------------------------------
AVERAGE ANNUAL
TOTAL RETURNS*

For the 1-Year Period
Ended 11/30/00

Class A
Without       With
Sales Chg.    Sales Chg.
--------------------------------------------------------------------------------
1.47%         -4.36%

Class B
Without       With
Sales Chg.    Sales Chg.
--------------------------------------------------------------------------------
0.91%         -3.13%

Class C
Without       With
Sales Chg.    Sales Chg.
--------------------------------------------------------------------------------
0.91%         0.10%
--------------------------------------------------------------------------------

* SEE NOTES ON PAGE 10 FOR FURTHER DETAILS.

PRESIDENT'S LETTER
--------------------------------------------------------------------------------

[PHOTO]
BRIDGET A. MACASKILL
PRESIDENT
OPPENHEIMER
QUEST GLOBAL
VALUE FUND, INC.


DEAR SHAREHOLDER,

Over the past several decades, our investment teams have learned the importance of vigilance when it comes to navigating the financial markets--in any kind of economic climate. And today's economic climate is different from the one we experienced just a few months ago. While still in its tenth year of expansion, the U.S. economy has begun to exhibit a slower, but healthy, rate of growth. In the bond market, U.S. Treasury issues continue to perform favorably, as they have over the past year. However, the stock market has become increasingly volatile, which means that more selectivity is required in choosing investment opportunities.

       For the past several months, we have been monitoring the rapid pace of global economic growth and its implications for inflation, as well as the Federal Reserve Board's evolving monetary policy. At this point, economic indicators do not suggest any short-term inflationary pressures. While recent increases in oil prices are certainly taking their toll, we don't believe this signals a return to 1970's-style inflation. Accordingly, if the Fed continues in its diligence, the economy could maintain its healthy rate of growth.

       In the bond market, the achievement of a federal budget surplus has prompted the Treasury to buy back many of its long-term securities. The resulting supply shortage boosted these securities' returns, causing an inversion of the yield curve--an unusual situation in which shorter term Treasuries yield more than their longer term counterparts. Other bond sectors are offering many opportunities in the form of attractive valuations.

       In the stock market, formerly high-flying Internet stocks have generally come down to earth, and investors have begun to refocus on companies with strong fundamentals and justifiable valuations. Investors have also returned to long-neglected, value-oriented companies.

       The economic and investment environment has indeed changed. Now, more than ever, the ability to discriminate between long-term potential and short-lived fads is critical. Trying to generate good long-term performance requires tracking the best

                   1 OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

PRESIDENT'S LETTER
--------------------------------------------------------------------------------

companies through intensive research, combined with hard-earned experience.

       At OppenheimerFunds, our seasoned portfolio management teams remain constantly aware of the risks that face the economy and financial markets. Virtually anything can affect the overall markets--a decline in productivity, deteriorating corporate earnings, or possibly the new Administration's proposals regarding tax reform, healthcare and Social Security. However, by maintaining our vigilant quest for fundamentally sound businesses, we believe we can find good investments that can weather market volatility.

       In this environment, we encourage you to consult your financial advisor and to stay on track with your long-term financial plan. For our part, we will continue to monitor the opportunities and risks ever-present in the financial markets. Thank you for your confidence in OppenheimerFunds, The Right Way to Invest.

Sincerely,

/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill
December 14, 2000


THESE GENERAL MARKET VIEWS REPRESENT OPINIONS OF OPPENHEIMERFUNDS, INC. AND ARE NOT INTENDED TO PREDICT THE PERFORMANCE OF THE SECURITIES MARKETS OR ANY PARTICULAR FUND. SPECIFIC DISCUSSION, AS IT APPLIES TO YOUR FUND, IS CONTAINED IN THE PAGES THAT FOLLOW. STOCKS AND BONDS HAVE DIFFERENT TYPES OF INVESTMENT RISKS; STOCKS ARE SUBJECT TO MARKET VOLATILITY AND BONDS ARE SUBJECT TO CREDIT AND INTEREST RATE RISKS.

                  2 OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

[PHOTO]
PORTFOLIO MANAGEMENT
TEAM (L TO R)
ELISA MAZEN
RICHARD GLASEBROOK

Q.
HOW DID OPPENHEIMER QUEST GLOBAL VALUE FUND, INC. PERFORM DURING THE 12 MONTHS ENDED NOVEMBER 30, 2000?

A. While disappointed with our fiscal year-end results on a total-return basis, we were certainly encouraged by a late-period resurgence in quality value stocks and in the Fund's performance. Given the ongoing volatility throughout the markets since early March, investors began to take a more discriminating view of the overheated technology, media and telecommunications issues that drove the market in 1999 and early 2000. With renewed appreciation for more reasonably priced alternatives, the markets, in our view, have started to behave more rationally.

WHAT LED TO THIS SHIFT IN MARKET BEHAVIOR?

It was a realization that valuations still matter. This wasn't the case earlier in the period, when investors still fixated on a narrow group of unrealistically priced "new economy" stocks--many without visible earnings or even the prospect of earnings. At the same time, countless well-established companies with proven business models were being either ignored or punished. In this regard, March was a rude awakening for global markets. Rising interest rates and the reemergence of inflation concerns brought the euphoria to a screeching halt. The resulting sell-off in technology stocks crossed all borders, inflicting widespread damage on the United States, Europe and Japan.

       Although many hoped that the downturn was an isolated event, the volatility continued well into the summer. Meanwhile, the U.S. Federal Reserve's yearlong effort to engineer a soft landing appeared to produce signs of a slowing economy, signaling that inflation might well be under control. While this suggested that interest rates might stabilize--generally a positive development for stocks--skyrocketing oil prices, Mideast tensions, weakness in the euro, profit warnings and the U.S. presidential

                  3 OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

"With renewed appreciation for more reasonably priced alternatives, the markets, in our view, have started to behave more rationally."

election uncertainty converged to rattle the markets even further. As investor sentiment turned increasingly cautious, it also grew more selective. By period end, previously beaten down sectors, such as financial services and pharmaceuticals, had transformed into performance leaders.

HOW WAS THE FUND MANAGED IN THIS VOLATILE ENVIRONMENT?

As always, capital appreciation remained an important objective. We sought to achieve this through our risk-averse investment approach, which focuses on careful selection of quality undervalued businesses around the world. By a quality business, we mean one that is extremely well managed and motivated to create wealth for its shareholders. "Undervalued," however, should not be confused with "cheap." Specifically, we use the term "undervalued" to refer to companies that are selling for less than their intrinsic worth--or the price a prudent buyer would pay for the entire business. Employing these criteria, the Fund uncovered compelling values in a number of sectors, including financial services, transportation, pharmaceuticals, retail and technology.

WHICH STOCKS CONTRIBUTED MOST TO THE FUND'S RETURNS?

Even though global markets by and large experienced declines, a number of our holdings turned in respectable returns for the period. In the United States, Freddie Mac, a quasi-government agency that securitizes and guarantees residential mortgages, posted strong earnings growth and market share gains despite a hostile interest-rate environment and political uncertainty. A diversified aerospace giant rose on recognition of a turnaround in its commercial aircraft unit, as well as a successful diversification strategy that includes substantial military and satellite communications businesses.

       Overseas, Swiss pharmaceutical company Novartis AG impressed investors with its well-stocked product pipeline and plans to spin off its agricultural products unit. U.K. based retailer Great Universal Stores (The) plc also advanced, as a restructuring program gained the confidence of investors.

                  4 OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

-------------------------------------------------
AVERAGE ANNUAL
TOTAL RETURNS
For the Periods Ended 12/31/00(1)
Class A
1-Year      5-Year    10-Year
-------------------------------------------------
-3.66%      12.50%    12.78%

Class B               Since
1-Year      5-Year    Inception
-------------------------------------------------
-2.98%      13.03%    12.68%

Class C               Since
1-Year      5-Year    Inception
-------------------------------------------------
0.74%       13.29%    12.53%
-------------------------------------------------

WHAT AREAS DETRACTED FROM PERFORMANCE?

Returns were dampened by continued weakness in the euro. For example, with over half its revenues generated in Europe, global fast food leader McDonald's Corp. saw its dollar-denominated earnings eroded by the euro's decline. Revenue and earnings shortfalls, in addition to management concerns, plagued a leading U.S. systems management software company. And amid a weak Japanese market, a prominent convenience store retailer was hurt by competitive pressures--a situation we believe is unwarranted and temporary, given the company's financial results.

WHAT IS YOUR OUTLOOK FOR GLOBAL MARKETS?

While waiting out volatility can certainly be unsettling, it is the hallmark of a patient investor. For this reason, we will continue to seek out compelling value worldwide on a company-by-company basis. Even so, the bigger picture remains unclear. Corporate profits could continue to come under pressure in 2001, and higher inflation due to rising oil prices is a distinct possibility. Furthermore, technology stocks still appear overvalued, which could weigh heavily on U.S. and European markets in the event of earnings disappointments.

       On a positive note, we are hopeful that the euro will stabilize at more normal levels, which could redirect investment capital back into Europe. In Japan, after years of malaise, pockets of opportunity are beginning to emerge in areas other than consumer electronics and technology. Finally, the fact that we seem to be moving more toward a stock-by-stock market plays to our strengths as value investors, and is just one of the many reasons why Oppenheimer Quest Global Value Fund, Inc. is an important part of The Right Way to Invest.

1. See page 10 for further details.

                  5 OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

REGIONAL ALLOCATION(2)

[PIECHART]

-United States/Canada          45.5%
-Europe                        38.7
-Asia                          13.4
-Middle East/Africa             1.5
-Emerging Europe                0.9

TOP TEN COUNTRY HOLDINGS(2)
 .............................................................
United States                                           44.3%
 .............................................................
Great Britain                                           12.2
 .............................................................
Japan                                                   10.2
 .............................................................
Switzerland                                              7.1
 .............................................................
France                                                   6.5
 .............................................................
Sweden                                                   4.0
 .............................................................
Spain                                                    2.8
 .............................................................
Hong Kong                                                2.8
 .............................................................
The Netherlands                                          2.6
 .............................................................
Israel                                                   1.5
 .............................................................

TOP TEN COMMON STOCK HOLDINGS(3)
 ..................................................................
Zurich Financial Services AG                                  3.6%
 ..................................................................
Freddie Mac                                                   3.6
 ..................................................................
Novartis AG                                                   3.3
 ..................................................................
Wells Fargo Co.                                               2.7
 ..................................................................
Shiseido Co. Ltd.                                             2.5
 ..................................................................
McDonald's Corp.                                              2.4
 ..................................................................
Hongkong Electric Holdings Ltd.                               2.3
 ..................................................................
Great Universal Stores (The) plc                              2.2
 ..................................................................
Canon, Inc.                                                   2.1
 ..................................................................
Banco Popular Espanol SA                                      2.0
 ..................................................................

2. Portfolio is subject to change. Percentages are as of November 30, 2000, and are based on total market value of investments.

3. Portfolio is subject to change. Percentages are as of November 30, 2000, and are based on net assets.

                  6 OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

FUND PERFORMANCE
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? Below is a discussion by OppenheimerFunds, Inc. of the Fund's performance during its fiscal year ended November 30, 2000, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

MANAGEMENT'S DISCUSSION OF PERFORMANCE. During the fiscal year ended November 30, 2000, Oppenheimer Quest Global Value Fund, Inc. operated in a highly volatile environment that adversely affected relative performance. Although overall results were also disappointing, the Fund's managers were greatly encouraged by a late-period resurgence in quality undervalued businesses, such as financial services and pharmaceuticals. As risk-averse investors, the managers throughout the period maintained their longstanding value discipline of seeking superior businesses priced below their estimated intrinsic worth and strong managements committed to creating shareholder wealth. Initially, global markets had pushed prices of overvalued technology stocks to unsustainable levels. By mid-period, recurring inflation concerns, rising oil prices, weakness in the euro and profit warnings had eroded those gains. This precipitated a shift in investor sentiment and appeared to foster a renewed appreciation for solid fundamentals, reasonable valuations and realistic expectations. The Fund's portfolio holdings, allocations and strategies are subject to change.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in Class A, Class B and Class C shares of the Fund. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.

       The Fund's performance is compared to the performance of the Morgan Stanley Capital International (MSCI) World Index, an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the United States. The Index is widely recognized as a measure of global stock market performance. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.

                  7 OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

FUND PERFORMANCE
--------------------------------------------------------------------------------

CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

-- Oppenheimer Quest Global Value Fund, Inc. (Class A)
-- Morgan Stanley Capital International (MSCI) World Index

   [The following table was originally a line graph in the printed materials]

    Oppenheimer Quest Global                 Morgan Stanley
   Value Fund, Inc. (Class A)   Capital International (MSCI) World Index
    9425                        10000
   10477                        11569
   10252                        11578
   10207                        11345
   10153                        11322
   11163                        11722
   11416                        11782
   11290                        11700
   11100                        11487
   11318                        11900
   12758                        13484
   13554                        14279
   13289                        13593
   14575                        15010
   14412                        14852
   14971                        15555
   14402                        14910
   14607                        15053
   15877                        16477
   16779                        16921
   17246                        17744
   17889                        18717
   18902                        19503
   18731                        19137
   20110                        21158
   21000                        21324
   22225                        22929
   23325                        23508
   23375                        23907
   25197                        26567
   26768                        27622
   22399                        24478
   25566                        28792
   25753                        30052
   27657                        31361
   29420                        32681
   31098                        35018
   29743                        35794
   31819                        35735
   32101                        37080
   31555                        32437

AVERAGE ANNUAL TOTAL RETURN OF CLASS A SHARES OF THE FUND AT 11/30/00(1)
1-YEAR -4.36%        5-YEAR 11.51%        10-YEAR 12.18%

CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

-- Oppenheimer Quest Global Value Fund, Inc. (Class B)
-- Morgan Stanley Capital International (MSCI) World Index

   [The following table was originally a line graph in the printed materials]

    Oppenheimer Quest Global                 Morgan Stanley
   Value Fund, Inc. (Class B)   Capital International (MSCI) World Index
   10000                        10000
    9833                         9520
   10777                        10512
   10642                        10401
   11041                        10894
   10604                        10442
   10741                        10542
   11657                        11540
   12301                        11850
   12631                        12427
   13087                        13108
   13809                        13659
   13656                        13402
   14657                        14818
   15282                        14934
   16151                        16058
   16926                        16463
   16945                        16743
   18246                        18606
   19357                        19344
   16178                        17143
   18450                        20164
   18552                        21046
   19903                        21963
   21139                        22887
   22359                        24524
   21385                        25067
   22878                        25026
   23080                        25968
   22688                        22716

AVERAGE ANNUAL TOTAL RETURN OF CLASS B SHARES OF THE FUND AT 11/30/00(1)
1-YEAR -3.13%        5-YEAR 12.02%        LIFE 11.97%

1. See page 10 for further details.

                  8 OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

-- Oppenheimer Quest Global Value Fund, Inc. (Class C)
-- Morgan Stanley Capital International (MSCI) World Index

   [The following table was originally a line graph in the printed materials]

    Oppenheimer Quest Global                 Morgan Stanley
   Value Fund, Inc. (Class C)   Capital International (MSCI) World Index
   10000                        10000
    9833                         9520
   10770                        10512
   10642                        10401
   11041                        10894
   10597                        10442
   10725                        10542
   11633                        11540
   12277                        11850
   12599                        12427
   13052                        13108
   13773                        13659
   13629                        13402
   14620                        14818
   15245                        14934
   16122                        16058
   16888                        16463
   16906                        16743
   18207                        18606
   19318                        19344
   16141                        17143
   18412                        20164
   18512                        21046
   19862                        21963
   21097                        22887
   22281                        24524
   21276                        25067
   22729                        25026
   22898                        25968
   22483                        22716

AVERAGE ANNUAL TOTAL RETURN OF CLASS C SHARES OF THE FUND AT 11/30/00(1)
1-YEAR 0.10%         5-YEAR 12.28%        LIFE 11.83%

THE PERFORMANCE INFORMATION FOR MSCI WORLD INDEX IN THE GRAPHS BEGINS ON 11/30/90 FOR CLASS A, AND 8/31/93 FOR BOTH CLASS B AND CLASS C.

1. See page 10 for further details.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. GRAPHS ARE NOT DRAWN TO THE SAME SCALE.

                  9 OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

NOTES
--------------------------------------------------------------------------------

IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE HAS BEEN SUBJECT TO SUBSTANTIAL SHORT-TERM FLUCTUATIONS AND CURRENT PERFORMANCE MAY BE LESS THAN THE RESULTS SHOWN. FOR QUARTERLY UPDATES ON THE FUND'S PERFORMANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR, CALL US AT 1.800.525.7048 OR VISIT OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM.

OppenheimerFunds, Inc. became the Fund's advisor on 11/22/95. The Fund's sub-advisor is OpCap Advisors, which was the Fund's advisor prior to 11/22/95. The portfolio managers are employed by the Fund's subadvisor.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not show the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

CLASS A shares were first publicly offered on 7/2/90. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%. Class A shares are subject to a maximum annual 0.25% asset-based sales charge, which is currently subject to a voluntary rate reduction.

CLASS B shares were first publicly offered on 9/1/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charges of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "life of class" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares were first publicly offered on 9/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

                  10 OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

                                                                      FINANCIALS

                  11 OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

STATEMENT OF INVESTMENTS November 30, 2000
--------------------------------------------------------------------------------

                                                                              MARKET VALUE
                                                                 SHARES         SEE NOTE 1
===========================================================================================
 COMMON STOCKS--95.5%
-------------------------------------------------------------------------------------------
 BASIC MATERIALS--7.6%
-------------------------------------------------------------------------------------------
 CHEMICALS--2.8%
 Dow Chemical Co.                                               250,000        $ 7,640,625
-------------------------------------------------------------------------------------------
 Du Pont (E.I.) de Nemours & Co.                                 90,000          3,808,125
-------------------------------------------------------------------------------------------
 Syngenta AG(1)                                                  12,084            540,300
-------------------------------------------------------------------------------------------
 Union Carbide Corp.                                              8,000            345,500
                                                                               ------------
                                                                                12,334,550

-------------------------------------------------------------------------------------------
 METALS--2.9%
 Alcoa, Inc.                                                    100,000          2,818,750
-------------------------------------------------------------------------------------------
 Rio Tinto plc                                                  486,926          7,282,310
-------------------------------------------------------------------------------------------
 SKF AB, B Shares(1)                                            206,000          2,927,012
                                                                               ------------
                                                                                13,028,072

-------------------------------------------------------------------------------------------
 PAPER--1.9%
 Buhrmann NV                                                    270,000          6,686,746
-------------------------------------------------------------------------------------------
 Willamette Industries, Inc.                                     38,600          1,896,225
                                                                               ------------
                                                                                 8,582,971

-------------------------------------------------------------------------------------------
 CAPITAL GOODS--7.7%
-------------------------------------------------------------------------------------------
 AEROSPACE/DEFENSE--1.8%
 Boeing Co.                                                     114,000          7,873,125
-------------------------------------------------------------------------------------------
 INDUSTRIAL SERVICES--0.4%
 Waste Management, Inc.                                          81,200          1,943,725
-------------------------------------------------------------------------------------------
 MANUFACTURING--5.5%
 Canon Sales Co., Inc.                                          328,500          4,546,066
-------------------------------------------------------------------------------------------
 ITT Industries, Inc.                                           208,019          6,929,633
-------------------------------------------------------------------------------------------
 Minnesota Mining & Manufacturing Co.                            58,000          5,792,750
-------------------------------------------------------------------------------------------
 Societe BIC SA                                                 167,358          5,987,659
-------------------------------------------------------------------------------------------
 Textron, Inc.                                                   25,338          1,282,736
                                                                               ------------
                                                                                24,538,844

-------------------------------------------------------------------------------------------
 COMMUNICATION SERVICES--3.8%
-------------------------------------------------------------------------------------------
 TELECOMMUNICATIONS:  LONG DISTANCE--2.9%
 Telefonaktiebolaget LM Ericsson AB, Cl. B                      306,400          3,498,135
-------------------------------------------------------------------------------------------
 Verizon Communications                                         155,123          8,715,974
-------------------------------------------------------------------------------------------
 WorldCom, Inc.(1)                                               57,505            858,981
                                                                               ------------
                                                                                13,073,090

                  12 OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

                                                                              MARKET VALUE
                                                                 SHARES         SEE NOTE 1
-------------------------------------------------------------------------------------------
 TELECOMMUNICATIONS: WIRELESS--0.9%
 Panafon Hellenic Telecom SA, GDR                               557,310        $ 3,887,237
-------------------------------------------------------------------------------------------
 Telesp Celular Participacoes SA                                     40                 --
                                                                               ------------
                                                                                 3,887,237

-------------------------------------------------------------------------------------------
 CONSUMER CYCLICALS--7.7%
-------------------------------------------------------------------------------------------
 AUTOS & HOUSING--2.2%
 Bayerische Motoren Werke (BMW) AG                              197,000          5,856,332
-------------------------------------------------------------------------------------------
 Essilor International SA                                         4,000          1,164,381
-------------------------------------------------------------------------------------------
 Tostem Corp.                                                   181,000          2,594,701
                                                                               ------------
                                                                                 9,615,414

-------------------------------------------------------------------------------------------
 LEISURE & ENTERTAINMENT--0.2%
 Mattel, Inc.                                                    81,300          1,026,412
-------------------------------------------------------------------------------------------
 MEDIA--0.1%
 Singapore Press Holdings Ltd.                                   14,000            217,902
-------------------------------------------------------------------------------------------
 RETAIL: SPECIALTY--4.8%
 Boots Co. plc                                                  981,396          8,444,748
-------------------------------------------------------------------------------------------
 FamilyMart Co.                                                 121,800          3,133,649
-------------------------------------------------------------------------------------------
 Great Universal Stores (The) plc                             1,298,000          9,715,437
                                                                               ------------
                                                                                21,293,834

-------------------------------------------------------------------------------------------
 TEXTILE/APPAREL & HOME FURNISHINGS--0.4%
 Yue Yuen Industrial Holdings Ltd.                            1,000,000          1,923,126
-------------------------------------------------------------------------------------------
 CONSUMER STAPLES--9.9%
-------------------------------------------------------------------------------------------
 BROADCASTING--0.1%
 Clear Channel Communications, Inc.(1)                           10,000            505,000
-------------------------------------------------------------------------------------------
 ENTERTAINMENT--2.4%
 McDonald's Corp.                                               340,900         10,866,187
-------------------------------------------------------------------------------------------
 Viglen Technology plc (Litigation)(1,2)                        510,000                 --
                                                                               ------------
                                                                                10,866,187

-------------------------------------------------------------------------------------------
 FOOD--1.8%
 Groupe Danone                                                   60,200          8,002,106
-------------------------------------------------------------------------------------------
 FOOD & DRUG RETAILERS--2.4%
 CVS Corp.                                                       42,200          2,400,125
-------------------------------------------------------------------------------------------
 Kroger Co.(1)                                                  316,000          8,374,000
                                                                               ------------
                                                                                10,774,125

-------------------------------------------------------------------------------------------
 HOUSEHOLD GOODS--3.2%
 Reckitt Benckiser plc                                          246,742          3,134,042
-------------------------------------------------------------------------------------------
 Shiseido Co. Ltd.                                              855,000         11,083,548
                                                                               ------------
                                                                                14,217,590

                  13 OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                                              MARKET VALUE
                                                                 SHARES         SEE NOTE 1
-------------------------------------------------------------------------------------------
 ENERGY--3.6%
-------------------------------------------------------------------------------------------
 ENERGY SERVICES--1.1%
 Anadarko Petroleum Corp.                                        26,800        $ 1,594,600
-------------------------------------------------------------------------------------------
 Exelon Corp.                                                    15,100          1,000,375
-------------------------------------------------------------------------------------------
 Halliburton Co.                                                 67,700          2,259,487
                                                                               ------------
                                                                                 4,854,462

-------------------------------------------------------------------------------------------
 OIL: DOMESTIC--2.5%
 Texaco, Inc.                                                   127,000          7,373,937
-------------------------------------------------------------------------------------------
 Tosco Corp.                                                     50,000          1,434,375
-------------------------------------------------------------------------------------------
 Unocal Corp.                                                    70,000          2,388,750
                                                                               ------------
                                                                                11,197,062

-------------------------------------------------------------------------------------------
 FINANCIAL--28.8%
-------------------------------------------------------------------------------------------
 BANKS--14.2%
 Banco Popular Espanol SA                                       265,600          8,785,782
-------------------------------------------------------------------------------------------
 BNP Paribas SA                                                  73,000          5,642,929
-------------------------------------------------------------------------------------------
 DBS Group Holdings Ltd.                                        130,000          1,474,914
-------------------------------------------------------------------------------------------
 Dexia                                                           39,000          6,273,868
-------------------------------------------------------------------------------------------
 Empresa Nacional de Comercio Redito e
 Participacoes SA, Preference(1,2)                            3,050,000              8,916
-------------------------------------------------------------------------------------------
 FleetBoston Financial Corp.                                     70,000          2,625,000
-------------------------------------------------------------------------------------------
 Lloyds TSB Group plc                                           840,192          8,015,808
-------------------------------------------------------------------------------------------
 M&T Bank Corp.                                                 117,100          6,412,396
-------------------------------------------------------------------------------------------
 Nordic Baltic Holding AB(1)                                    752,952          5,379,108
-------------------------------------------------------------------------------------------
 PNC Financial Services Group                                    17,000          1,130,500
-------------------------------------------------------------------------------------------
 Shizuoka Bank Ltd. (The)                                       300,000          2,756,940
-------------------------------------------------------------------------------------------
 Skandinaviska Enskilda Banken (SEB)                            244,000          2,615,415
-------------------------------------------------------------------------------------------
 Wells Fargo Co.                                                255,000         12,096,563
                                                                               ------------
                                                                                63,218,139

-------------------------------------------------------------------------------------------
 DIVERSIFIED FINANCIAL--8.8%
 Citigroup, Inc.                                                140,333          6,990,338
-------------------------------------------------------------------------------------------
 Fannie Mae                                                      12,400            979,600
-------------------------------------------------------------------------------------------
 Freddie Mac                                                    266,100         16,082,419
-------------------------------------------------------------------------------------------
 Household International, Inc.                                  161,500          8,054,813
-------------------------------------------------------------------------------------------
 John Hancock Financial Services, Inc.(1)                        54,000          1,701,000
-------------------------------------------------------------------------------------------
 Nikko Securities Co. Ltd.                                      708,000          5,426,242
                                                                               ------------
                                                                                39,234,412

-------------------------------------------------------------------------------------------
 INSURANCE--5.8%
 American General Corp.                                           9,000            674,438
-------------------------------------------------------------------------------------------
 Aon Corp.                                                       24,200            751,713

                  14 OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

                                                                              MARKET VALUE
                                                                 SHARES         SEE NOTE 1
-------------------------------------------------------------------------------------------
 INSURANCE Continued
 XL Capital Ltd., Cl. A                                         101,720       $  8,118,527
-------------------------------------------------------------------------------------------
 Zurich Financial Services AG                                    30,160         16,263,256
                                                                               ------------
                                                                                25,807,934

-------------------------------------------------------------------------------------------
 HEALTHCARE--10.2%
-------------------------------------------------------------------------------------------
 HEALTHCARE/DRUGS--9.1%
 American Home Products Corp.                                    72,700          4,371,088
-------------------------------------------------------------------------------------------
 AstraZeneca Group plc                                          126,000          6,419,982
-------------------------------------------------------------------------------------------
 Bristol-Myers Squibb Co.                                        33,300          2,308,106
-------------------------------------------------------------------------------------------
 Merck & Co., Inc.                                               18,200          1,686,913
-------------------------------------------------------------------------------------------
 Novartis AG                                                      8,950         14,519,645
-------------------------------------------------------------------------------------------
 Pharmacia Corp.                                                 50,000          3,175,790
-------------------------------------------------------------------------------------------
 Sankyo Co. Ltd.                                                 64,000          1,383,706
-------------------------------------------------------------------------------------------
 Teva Pharmaceutical Industries Ltd., ADR                       100,000          6,575,000
                                                                               ------------
                                                                                40,440,230

-------------------------------------------------------------------------------------------
 HEALTHCARE/SUPPLIES & SERVICES--1.1%
 Smith & Nephew plc                                           1,113,769          5,020,835
-------------------------------------------------------------------------------------------
 TECHNOLOGY--11.3%
-------------------------------------------------------------------------------------------
 COMPUTER HARDWARE--3.3%
 Canon, Inc.                                                    244,000          9,581,584
-------------------------------------------------------------------------------------------
 Compaq Computer Corp.                                           89,700          1,928,550
-------------------------------------------------------------------------------------------
 Dell Computer Corp.(1)                                         170,000          3,272,500
                                                                               ------------
                                                                                14,782,634

-------------------------------------------------------------------------------------------
 COMPUTER SOFTWARE--3.1%
 Amadeus Global Travel Distribution SA(1)                       485,800          3,679,133
-------------------------------------------------------------------------------------------
 Computer Associates International, Inc.                        150,207          3,924,158
-------------------------------------------------------------------------------------------
 Electronic Data Systems Corp.                                   36,000          1,905,750
-------------------------------------------------------------------------------------------
 Microsoft Corp.(1)                                              54,800          3,144,150
-------------------------------------------------------------------------------------------
 Sabre Holdings Corp.                                            38,055          1,358,088
                                                                               ------------
                                                                                14,011,279

-------------------------------------------------------------------------------------------
 COMMUNICATIONS EQUIPMENT--3.8%
 Alcatel SA                                                     157,000          7,790,105
-------------------------------------------------------------------------------------------
 Nokia Corp., Sponsored ADR, A Shares                            80,000          3,420,000
-------------------------------------------------------------------------------------------
 Vodafone Group plc                                           1,702,974          5,824,103
                                                                               ------------
                                                                                17,034,208

-------------------------------------------------------------------------------------------
 ELECTRONICS--1.1%
 Intel Corp.                                                     14,000            532,875
-------------------------------------------------------------------------------------------
 Matsushita Electric Works Ltd.                                 375,000          4,265,403
                                                                               ------------
                                                                                 4,798,278

                  15 OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                                              MARKET VALUE
                                                                 SHARES         SEE NOTE 1
-------------------------------------------------------------------------------------------
 TRANSPORTATION--2.6%
-------------------------------------------------------------------------------------------
 AIR TRANSPORTATION--0.3%
 AMR Corp.(1)                                                    40,000       $  1,337,500
-------------------------------------------------------------------------------------------
 RAILROADS & TRUCKERS--1.2%
 Canadian Pacific Ltd.                                          195,892          5,251,318
-------------------------------------------------------------------------------------------
 SHIPPING--1.1%
 TNT Post Group NV                                              200,000          4,796,455
-------------------------------------------------------------------------------------------
 UTILITIES--2.3%
-------------------------------------------------------------------------------------------
 ELECTRIC UTILITIES--2.3%
 Hongkong Electric Holdings Ltd.                              3,000,000         10,346,419
                                                                              -------------
 Total Common Stocks (Cost $394,403,317)                                      $425,834,475

                                                              PRINCIPAL
                                                                 AMOUNT
===========================================================================================
 SHORT-TERM NOTES--3.3%
-------------------------------------------------------------------------------------------
 Federal Home Loan Bank, 6.43%, 12/1/00 (Cost $14,694,000)  $14,694,000         14,694,000
-------------------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE (COST $409,097,317)                   98.8%       440,528,475
-------------------------------------------------------------------------------------------
 OTHER ASSETS NET OF LIABILITIES                                    1.2          5,252,253
                                                            -------------------------------
 NET ASSETS                                                       100.0%      $445,780,728
                                                            ===============================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income-producing security.

2. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.

DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC DIVERSIFICATION, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

 GEOGRAPHICAL DIVERSIFICATION                          MARKET VALUE          PERCENT
-------------------------------------------------------------------------------------
 United States                                       $  195,210,382             44.3%
 Great Britain                                           53,857,264             12.2
 Japan                                                   44,771,839             10.2
 Switzerland                                             31,323,201              7.1
 France                                                  28,587,180              6.5
 Sweden                                                  17,595,460              4.0
 Spain                                                   12,464,916              2.8
 Hong Kong                                               12,269,545              2.8
 The Netherlands                                         11,483,201              2.6
 Israel                                                   6,575,000              1.5
 Belgium                                                  6,273,868              1.4
 Germany                                                  5,856,332              1.3
 Canada                                                   5,251,318              1.2
 Greece                                                   3,887,237              0.9
 Finland                                                  3,420,000              0.8
 Singapore                                                1,692,816              0.4
 Brazil                                                       8,916              0.0
                                                     --------------------------------
 Total                                               $  440,528,475            100.0%
                                                     ================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  16 OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES November 30, 2000

==========================================================================================
 ASSETS

 Investments, at value (cost $409,097,317)--see accompanying statement     $   440,528,475
------------------------------------------------------------------------------------------
 Cash                                                                               69,830
------------------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                               12,700,563
 Dividends                                                                       1,220,955
 Shares of capital stock sold                                                      268,214
 Other                                                                              34,380
                                                                           ---------------
 Total assets                                                                  454,822,417

==========================================================================================
 LIABILITIES

 Payables and other liabilities:
 Investments purchased                                                           7,379,131
 Shares of capital stock redeemed                                                1,219,061
 Distribution and service plan fees                                                188,322
 Directors' compensation                                                            56,245
 Transfer and shareholder servicing agent fees                                      11,710
 Other                                                                             187,220
                                                                           ---------------
 Total liabilities                                                               9,041,689

==========================================================================================
 NET ASSETS                                                                $   445,780,728
                                                                           ===============

==========================================================================================
 COMPOSITION OF NET ASSETS

 Par value of shares of capital stock                                      $       251,539
------------------------------------------------------------------------------------------
 Additional paid-in capital                                                    377,109,945
------------------------------------------------------------------------------------------
 Overdistributed net investment income                                             (40,440)
------------------------------------------------------------------------------------------
 Accumulated net realized gain on investments and foreign
 currency transactions                                                          37,070,934
------------------------------------------------------------------------------------------
 Net unrealized appreciation on investments and translation
 of assets and liabilities denominated in foreign currencies                    31,388,750
                                                                           ---------------
 NET ASSETS                                                                $   445,780,728
                                                                           ===============

==========================================================================================
 NET ASSET VALUE PER SHARE

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $285,836,364 and 15,941,622 shares of capital stock outstanding)                   $17.93
 Maximum offering price per share (net asset value plus sales charge of
 5.75% of offering price)                                                           $19.02
------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net
 assets of $114,765,410 and 6,605,060 shares of capital stock outstanding)          $17.38
------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net
 assets of $45,178,954 and 2,607,229 shares of capital stock outstanding)           $17.33

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  17 OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

 STATEMENT OF OPERATIONS  For the Year Ended November 30, 2000

===============================================================================================
 INVESTMENT INCOME
 Dividends (net of foreign withholding taxes of $589,735)                       $     9,858,634
-----------------------------------------------------------------------------------------------
 Interest                                                                             1,063,884
                                                                                ---------------
 Total income                                                                        10,922,518

===============================================================================================
 EXPENSES

 Management fees                                                                      3,743,218
-----------------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                              1,480,591
 Class B                                                                              1,287,978
 Class C                                                                                515,871
-----------------------------------------------------------------------------------------------
 Administrative fees                                                                  1,265,418
-----------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                                          571,946
-----------------------------------------------------------------------------------------------
 Shareholder reports                                                                    258,551
-----------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                            119,869
-----------------------------------------------------------------------------------------------
 Directors' compensation                                                                 25,273
-----------------------------------------------------------------------------------------------
 Other                                                                                  316,916
                                                                                ---------------
 Total expenses                                                                       9,585,631
 Less expenses paid indirectly                                                          (18,810)
                                                                                ---------------
 Net expenses                                                                         9,566,821

===============================================================================================
 NET INVESTMENT INCOME                                                                1,355,697

===============================================================================================
 REALIZED AND UNREALIZED GAIN (LOSS)

 Net realized gain (loss) on:
 Investments                                                                         70,849,903
 Foreign currency transactions                                                      (18,164,452)
                                                                                ---------------
 Net realized gain                                                                   52,685,451

-----------------------------------------------------------------------------------------------
 Net change in unrealized depreciation on:
 Investments                                                                        (37,474,265)
 Translation of assets and liabilities denominated in foreign currencies             (9,711,078)
                                                                                ---------------
 Net change                                                                         (47,185,343)
                                                                                ---------------
 Net realized and unrealized gain                                                     5,500,108

===============================================================================================
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                           $     6,855,805
                                                                                ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  18 OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

 YEAR ENDED NOVEMBER 30,                                       2000           1999
===================================================================================
 OPERATIONS

 Net investment income (loss)                          $  1,355,697   $ (1,483,544)
-----------------------------------------------------------------------------------
 Net realized gain (loss)                                52,685,451    114,033,230
-----------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)   (47,185,343)   (14,549,442)
                                                       ----------------------------
 Net increase in net assets resulting from operations     6,855,805     98,000,244

===================================================================================
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS

 Dividends from net investment income:
 Class A                                                 (3,437,044)    (1,314,909)
 Class B                                                   (751,093)       (32,740)
 Class C                                                   (328,253)        (8,255)
-----------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class A                                                (66,722,895)   (16,895,725)
 Class B                                                (28,191,271)    (7,564,606)
 Class C                                                (11,436,021)    (2,976,675)

===================================================================================
 CAPITAL STOCK TRANSACTIONS

 Net increase (decrease) in net assets resulting from
 capital stock transactions:
 Class A                                                  4,737,385      6,173,092
 Class B                                                 (1,132,826)    (3,420,684)
 Class C                                                 (1,436,939)       (62,970)

===================================================================================
 NET ASSETS

 Total increase (decrease)                             (101,843,152)    71,896,772
-----------------------------------------------------------------------------------

 Beginning of period                                    547,623,880    475,727,108
                                                       ----------------------------

 End of period [including undistributed
 (overdistributed) net investment income of
 $(40,440) and $3,902,758, respectively]               $445,780,728   $547,623,880
                                                       ============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  19 OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

FINANCIAL HIGHLIGHTS

Class A        YEAR ENDED NOVEMBER 30,                2000            1999            1998              1997              1996
===================================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period                $22.05          $19.37          $18.50             $16.48             $15.49
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                           .10            (.02)            .03                .03                .03
Net realized and unrealized gain                       .24            3.90            1.63               2.55               2.33
                                                    -------------------------------------------------------------------------------
Total income from investment operations                .34            3.88            1.66               2.58               2.36
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                  (.22)             --            (.03)              (.01)              (.13)
Dividends in excess of net investment income            --            (.09)             --                 --                 --
Distributions from net realized gain                 (4.24)          (1.11)           (.76)              (.55)             (1.24)
                                                    -------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                      (4.46)          (1.20)           (.79)              (.56)             (1.37)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $17.93          $22.05          $19.37             $18.50             $16.48
                                                    ================================================================================

===================================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(1)                   1.47%          21.64%           9.38%             16.24%             16.60%

====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)          $285,836        $346,067        $295,596           $267,636           $192,000
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $325,539        $318,701        $291,554           $233,020           $174,838
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:2
Net investment income (loss)                          0.47%          (0.11)%          0.09%              0.17%              0.19%
Expenses                                              1.70%           1.75%           1.76%(3)           1.73%(3)           1.88%(3)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                104%             78%             59%                32%                48%



 1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.Total returns are not annualized for periods of less than one full year.

 2. Annualized for periods of less than one full year.

 3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.








                  20 OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

CLASS B        YEAR ENDED NOVEMBER 30,              2000            1999            1998              1997              1996
===================================================================================================================================
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                 $21.50      $18.92          $18.14             $16.25             $15.30
-----------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                   (.02)        (.13)           (.06)              (.04)                --
 Net realized and unrealized gain                       .25         3.82            1.60               2.48               2.26
                                                    -------------------------------------------------------------------------------
 Total income from investment operations                .23         3.69            1.54               2.44               2.26
-----------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                  (.11)          --              --                 --               (.07)
 Dividends in excess of net investment income            --           --(1)           --                 --                 --

 Distributions from net realized gain                 (4.24)       (1.11)           (.76)              (.55)             (1.24)
                                                    -------------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                      (4.35)       (1.11)           (.76)              (.55)             (1.31)
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                      $17.38       $21.50          $18.92             $18.14              $16.25
                                                    ===============================================================================


===================================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)                   0.91%       21.05%           8.89%             15.61%              16.03%

===================================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)          $114,765     $143,632        $129,071            $98,457             $38,634
-----------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                 $128,686     $134,690        $118,617            $67,317             $27,351
-----------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment loss                                  (0.09)%      (0.61)%         (0.41)%           (0.34)%              (0.03)%
 Expenses                                              2.24%        2.25%           2.27%(4)          2.24%(4)             2.41%(4)
------------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                104%          78%             59%               32%                  48%



 1. Less than $0.005 per share.

 2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

 3. Annualized for periods of less than one full year.

 4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.


 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









                  21 OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

FINANCIAL HIGHLIGHTS Continued

 CLASS C                    YEAR ENDED NOVEMBER 30,        2000       1999                1998             1997            1996
====================================================================================================================================
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                    $21.46     $18.89              $18.11          $16.22           $15.26
------------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                      (.02)       (.12)               (.06)           (.03)            (.04)
 Net realized and unrealized gain                          .25        3.80                1.60            2.47             2.29
                                                      ------------------------------------------------------------------------------
 Total income from investment operations                  .23         3.68                1.54            2.44             2.25
------------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                    (.12)          --                  --              --             (.05)
 Dividends in excess of net investment income              --           --(1)               --              --               --
 Distributions from net realized gain                   (4.24)       (1.11)               (.76)           (.55)           (1.24)
                                                      ------------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                        (4.36)       (1.11)               (.76)           (.55)           (1.29)
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $17.33       $21.46              $18.89          $18.11          $16.22
                                                      ==============================================================================


====================================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)                     0.91%       21.02%               8.90%          15.64%          16.04%

====================================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)             $45,179      $57,925             $51,060         $38,769         $16,149
------------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                    $51,539      $52,348             $47,322         $26,735         $10,152
------------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment loss                                    (0.10)%      (0.61)%             (0.41)%         (0.34)%         (0.07)%
 Expenses                                                2.24%        2.25%               2.27%(4)        2.24%(4)        2.43%(4)
------------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                  104%          78%                 59%             32%             48%



 1. Less than $0.005 per share.

 2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

 3. Annualized for periods of less than one full year.

 4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  22 OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS
================================================================================

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES
Oppenheimer Quest Global Value Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Manager has entered into a sub-advisory agreement with OpCap Advisors.

     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Directors, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.








                   23 OPPENHEIMER QUEST GLOBAL VALUE FUND, INC

NOTES TO FINANCIAL STATEMENTS Continued
================================================================================

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES Continued FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
DIRECTORS' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Directors. Benefits are based on years of service and fees paid to each director during the years of service. During the year ended November 30, 2000, a credit of $80 was made for the Fund's projected benefit obligations, resulting in an accumulated liability of $40,439 as of November 30, 2000.

     The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Directors in shares of one or more Oppenheimer funds selected by the director. The amount paid to the Board of Directors under the plan will be determined based upon the performance of the selected funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended November 30, 2000, amounts have been reclassified to reflect an increase in paid-in capital of $15,983,194, a decrease in undistributed net investment income of $782,505 and a decrease in accumulated net realized gain on investments of $15,200,689. This reclassification includes $15,983,194 distributed in connection with Fund share redemptions which increased paid-in capital and reduced accumulated net realized gain. Net assets of the Fund were unaffected by the reclassifications.






                   24 OPPENHEIMER QUEST GLOBAL VALUE FUND, INC

--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENTS. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. CAPITAL STOCK
The Fund has authorized 100 million shares of $0.01 par value capital stock in the aggregate to be apportioned among each class of shares. Transactions in shares of capital stock were as follows:

                                      YEAR ENDED NOVEMBER 30, 2000              YEAR ENDED NOVEMBER 30, 1999
                                         SHARES             AMOUNT               SHARES               AMOUNT
-------------------------------------------------------------------------------------------------------------

 CLASS A
 Sold                                14,172,776      $ 253,500,465             5,264,971       $ 104,706,651
 Dividends and/or
 distributions reinvested             3,701,280         66,549,026             1,009,192          17,630,591
 Redeemed                           (17,624,846)      (315,312,106)           (5,838,408)       (116,164,150)
                                  --------------------------------------------------------------------------
 Net increase                           249,210      $   4,737,385               435,755       $   6,173,092
                                  ===========================================================================

-------------------------------------------------------------------------------------------------------------
 CLASS B
 Sold                                   850,350      $  14,822,911             1,058,547       $  20,637,480
 Dividends and/or
 distributions reinvested             1,560,679         27,343,111               419,286           7,173,983
 Redeemed                            (2,487,836)       (43,298,848)           (1,618,065)        (31,232,147)
                                  ---------------------------------------------------------------------------
 Net decrease                           (76,807)     $  (1,132,826)             (140,232)      $  (3,420,684)
                                  ===========================================================================

-------------------------------------------------------------------------------------------------------------
 CLASS C
 Sold                                   573,203      $   9,961,751               690,079       $  13,533,154
 Dividends and/or
 distributions reinvested               601,625         10,510,390               158,684           2,710,338
 Redeemed                            (1,267,073)       (21,909,080)             (852,684)        (16,306,462)
                                  ---------------------------------------------------------------------------
 Net decrease                           (92,245)     $  (1,436,939)               (3,921)      $     (62,970)
                                  ===========================================================================





                   25 OPPENHEIMER QUEST GLOBAL VALUE FUND, INC

NOTES TO FINANCIAL STATEMENTS Continued
================================================================================


================================================================================
3. PURCHASES AND SALES OF SECURITIES
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended November 30, 2000, were $503,847,526 and $614,151,742, respectively.

    As of November 30, 2000, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $411,378,778 was:

Gross unrealized appreciation           $ 59,657,324
Gross unrealized depreciation            (30,507,627)
                                        ------------
Net unrealized appreciation             $ 29,149,697
                                        ============

================================================================================
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $400 million of average annual net assets of the Fund, 0.70% of the next $400 million, and 0.65% of average annual net assets in excess of $800 million. The Fund's management fee for the year ended November 30, 2000, was an annualized rate of 0.74%, before any waiver by the Manager if applicable.

--------------------------------------------------------------------------------
ADMINISTRATION FEES. Under a separate administration agreement, the Manager provides administrative services to the Fund and handles its business affairs at a fee of 0.25% of the Fund's average daily net assets.

--------------------------------------------------------------------------------
SUB-ADVISOR FEES. The Manager pays OpCap Advisors (the Sub-Advisor) based on the fee schedule set forth in the Prospectus. For the year ended November 30, 2000, the Manager paid $1,277,245 to the Sub-Advisor.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. The Fund pays OFS an annual maintenance fee for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.







                  26 OPPENHEIMER QUEST GLOBAL VALUE FUND, INC

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                           AGGREGATE             CLASS A        COMMISSIONS     COMMISSIONS     COMMISSIONS
                           FRONT-END           FRONT-END         ON CLASS A      ON CLASS B      ON CLASS C
                       SALES CHARGES       SALES CHARGES             SHARES          SHARES          SHARES
                          ON CLASS A         RETAINED BY        ADVANCED BY     ADVANCED BY     ADVANCED BY
 YEAR ENDED                   SHARES         DISTRIBUTOR      DISTRIBUTOR(1)  DISTRIBUTOR(1)  DISTRIBUTOR(1)
---------------------------------------------------------------------------------------------------------------
November 30, 2000           $395,496             $70,569           $226,882        $361,176         $71,158

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                         CLASS A                          CLASS B                      CLASS C
                             CONTINGENT DEFERRED              CONTINGENT DEFERRED          CONTINGENT DEFERRED
                                   SALES CHARGES                    SALES CHARGES                SALES CHARGES
 YEAR ENDED              RETAINED BY DISTRIBUTOR          RETAINED BY DISTRIBUTOR      RETAINED BY DISTRIBUTOR
---------------------------------------------------------------------------------------------------------------
November 30, 2000                        $25,013                         $302,227                      $15,622


     The Fund has adopted Distribution and Service Plans for Class A , Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

--------------------------------------------------------------------------------
CLASS A DISTRIBUTION AND SERVICE PLAN FEES. Under the plan the Fund pays an asset-based sales charge to the Distributor at an annual rate of 0.20% of average annual net assets of Class A shares of the Fund (the Board of Directors can set this rate up to 0.25%). Effective January 1, 2000, the asset-based charge rate for Class A shares has been voluntarily reduced from 0.25% to 0.20% of average annual net assets representing Class A shares. The Fund also pays a service fee to the Distributor of 0.25% of the average annual net assets of Class A shares. The Distributor currently uses the fees it receives from the Fund to pay brokers, dealers, banks and other financial institutions. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the year ended November 30, 2000, payments under the Class A Plan totaled $1,480,591, all of which was paid by the Distributor to recipients. That included $40,479 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
CLASS B AND CLASS C DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.




                   27 OPPENHEIMER QUEST GLOBAL VALUE FUND, INC

NOTES TO FINANCIAL STATEMENTS Continued
================================================================================


================================================================================
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES  Continued
The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

     The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended November 30, 2000, were as follows:


                                                                                  DISTRIBUTOR'S        DISTRIBUTOR'S
                                                                                      AGGREGATE         UNREIMBURSED
                                                                                   UNREIMBURSED        EXPENSES AS %
                          TOTAL PAYMENTS              AMOUNT RETAINED                  EXPENSES        OF NET ASSETS
                              UNDER PLAN               BY DISTRIBUTOR                UNDER PLAN             OF CLASS
--------------------------------------------------------------------------------------------------------------------
 Class B Plan                 $1,287,978                   $1,009,832                $1,480,903               1.29%
 Class C Plan                    515,871                      110,990                   636,745               1.41



====================================================================================================================

5. FOREIGN CURRENCY CONTRACTS
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

     The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.

     The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

     Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments if applicable.



                  28 OPPENHEIMER QUEST GLOBAL VALUE FUND, INC

================================================================================
6. ILLIQUID SECURITIES
As of November 30, 2000, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of November 30, 2000, was $8,916.

================================================================================

7. BANK BORROWINGS
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

     The Fund had no borrowings outstanding during the year ended or at November 30, 2000.


                  29 OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

INDEPENDENT AUDITORS' REPORT
================================================================================

================================================================================
THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Quest Global Value Fund, Inc. as of November 30, 2000, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended November 30, 1999, and the financial highlights for each of the years in the four-year period ended November 30, 1999, were audited by other auditors whose report dated December 21, 1999, expressed an unqualified opinion on this information.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Quest Global Value Fund, Inc. as of November 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.




 KPMG LLP

 Denver, Colorado
 December 14, 2000




                  30 OPPENHEIMER QUEST GLOBAL VALUE FUND, INC

FEDERAL INCOME TAX INFORMATION Unaudited
================================================================================

================================================================================
In early 2001 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2000. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

     Dividends and distributions of $4.4565, $4.3511 and $4.3597 per share were paid to Class A, Class B and Class C shareholders, respectively, on December 6, 1999, of which $2.8066 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

     Dividends paid by the Fund during the fiscal year ended November 30, 2000, which are not designated as capital gain distributions should be multiplied by 100% to arrive at the net amount eligible for the corporate dividend-received deduction.

     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.












                  31 OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.
================================================================================

=========================================================================================================
OFFICERS AND  DIRECTORS     Bridget A. Macaskill, Chairman of the Board of Directors and President
                            Paul Y. Clinton, Director
                            Thomas W. Courtney, Director
                            Robert G. Galli, Director
                            Lacy B. Herrmann, Director
                            George Loft, Director
                            O. Leonard Darling, Vice President
                            Andrew J. Donohue, Secretary
                            Brian W. Wixted, Treasurer
                            Robert J. Bishop, Assistant Treasurer
                            Scott T. Farrar, Assistant Treasurer
                            Robert G. Zack, Assistant Secretary
=========================================================================================================
INVESTMENT ADVISOR          OppenheimerFunds, Inc.

=========================================================================================================
SUB-ADVISOR                 OpCap Advisor

=========================================================================================================
DISTRIBUTOR                 OppenheimerFunds Distributor, Inc.

=========================================================================================================
TRANSFER AND SHAREHOLDER    OppenheimerFunds Services
SERVICING AGENT

=========================================================================================================
CUSTODIAN OF                Citibank, N.A.
PORTFOLIO SECURITIES

=========================================================================================================
INDEPENDENT AUDITORS        KPMG LLP

=========================================================================================================
LEGAL COUNSEL               Mayer, Brown & Platt

                            For more complete information about Oppenheimer Quest
                            Global Value Fund, Inc., please refer to the Prospectus.
                            To obtain a copy, call your financial advisor, or call
                            OppenheimerFunds Distributor, Inc. at 1.800.525.7048, or
                            visit the OppenheimerFunds Internet website, at
                            WWW.OPPENHEIMERFUNDS.COM.

                            SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS
                            OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED
                            BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS,
                            INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

                            OPPENHEIMER FUNDS ARE DISTRIBUTED BY OPPENHEIMERFUNDS DISTRIBUTOR,
                            INC., TWO WORLD TRADE CENTER, NEW YORK, NY 10048-0203.

         (C)Copyright 2000 OppenheimerFunds, Inc. All rights reserved.

                  32 OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

INFORMATION AND SERVICES
================================================================================

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website-- we're here to help.

--------------------------------------------------------------------------------
INTERNET
24-hr access to account information and transactions(1)
WWW.OPPENHEIMERFUNDS.COM
--------------------------------------------------------------------------------
GENERAL INFORMATION
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.525.7048
--------------------------------------------------------------------------------
TELEPHONE TRANSACTIONS
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.852.8457
--------------------------------------------------------------------------------
PHONELINK
24-hr automated information and automated transactions
1.800.533.3310
--------------------------------------------------------------------------------
TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
Mon-Fri 9am-6:30pm ET
1.800.843.4461
--------------------------------------------------------------------------------
OPPENHEIMERFUNDS MARKET HOTLINE
24 hours a day, timely and insightful messages on the
economy and issues that may affect your investments
1.800.835.3104
--------------------------------------------------------------------------------
TRANSFER AND SHAREHOLDER SERVICING AGENT
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
--------------------------------------------------------------------------------
TICKER SYMBOLS        Class A: QVGLX Class B: QGLBX Class C: QGLCX
--------------------------------------------------------------------------------

1. At times this website may be inaccessible or its transaction feature may be unavailable.



                                                        [OPPENHEIMERFUNDS LOGO]
RA0254.001.1100 January 29, 2001